_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 26, 2004

               Saxon Asset Securities Company

(Exact Name of Registrant as Specified in its Charter)

Virginia	333-111832	52-1865887
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4860 Cox Road Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (804) 967-7400

                                             None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.(1)

In connection with the offering of the Saxon Asset Securities Trust 2004-3 Mortgage Loan Asset Backed Securities, Series 2004-3 (the “Securities”), Greenwich Capital Markets, Inc., as representative of the underwriters of the Securities (the “Representative”), has prepared certain materials (the “Computational Materials”) for distribution to potential investors.  Although Saxon Asset Securities Company (the “Registrant”) has provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, it did not participate in the preparation of the Computational Materials filed hereby.

The Securities will be offered pursuant to a Prospectus Supplement and related Prospectus (together, the “Prospectus”), which will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Act”).  The Securities will be registered pursuant to the Act under the Registrant’s Registration Statement on Form S-3 (No. 333-111832) (the “Registration Statement”).  The Registrant hereby incorporates the attached Computational Materials by reference in the Registration Statement.

Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.  The Computational Materials are attached hereto as Exhibit 99.1.

1.

Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON  ASSET SECURITIES COMPANY

By:    /s/  Robert B. Eastep

Name:  Robert B. Eastep

Title:    Executive Vice President and Chief Financial Officer

Dated:  October 26, 2004

EXHIBIT INDEX

Exhibit No.

Description

99.1

Computational Materials

Exhibit 99.1     Computational Materials